UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21719

Claymore Trust

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Nicholas Dalmaso

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SemiAnnual Report

May 31, 2007
(Unaudited)

Claymore/Zacks Multi-Cap Opportunities Fund

NOT FDIC-INSURED
NOT BANK-GUARANTEED
MAY LOSE VALUE

Zacks

CLAYMORE®

www.claymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore/Zacks Multi-Cap Opportunities Fund

CLAYMORE®
About Claymore
Products & Managers
Claymore Research
Claymore News
Closed-End Funds
Unit Investment Trusts
Mutual Funds
Managed Accounts
ADVISOR ACCESS

The shareholder report you are reading right now is just the beginning of the story. Online at **www.claymore.com**, you will find:

- *Daily and historical fund pricing, monthly and quarterly fund returns, portfolio holdings and characteristics, distribution history.*
- *Investor guides and fund fact sheets.*
- *Regulatory documents including a prospectus and copies of shareholder reports.*

Claymore Securities is constantly updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

Claymore/Zacks Multi-Cap Opportunities Fund

Dear **Shareholder**

We are pleased to submit the semiannual shareholder report for the Claymore/Zacks Multi-Cap Opportunities Fund. This report discusses performance from November 30, 2006 through May 31, 2007. As you may know, the Fund's primary investment objective is to provide capital appreciation. Its secondary objective is to provide shareholders with income through dividends. Zacks Investment Management, Inc. ("ZIM"), the Fund's sub-adviser, seeks to achieve these objectives by investing in a broadly diversified portfolio of equity securities that are allocated opportunistically to various capitalizations, styles, sectors and industries. ZIM is owned by Zacks Investment Research, Inc., a pioneer in the use of earnings-based research.

For the six-month period ended May 31, 2007, the Fund's Class A Shares generated a total return of 12.50%, at net asset value ("NAV").[1] The return represents a gain in net asset value from $16.56 on November 30, 2006 to $18.63 on May 31, 2007. The Fund's compound annual return at NAV since its inception date of December 5, 2005, was 15.71%. If sales charges had been included, returns would have been lower. (Please see page 8 for complete performance information and adjusted returns of all share classes.) There is a fee waiver currently in place for this Fund through March 31, 2012. Without this waiver Fund returns would have been lower. (Please see Note 3 in the Notes to Financial Statements on page 17 for more information on this fee waiver.) The Fund surpassed returns of its benchmark, the Russell 3000® Index, which returned 10.47% for the six-month period ended May 31, 2007. The Russell 3000® Index is a broadly diversified and unmanaged index that tracks the performance of approximately 3,000 of the largest publicly-traded U.S. stocks. Index returns reflect the reinvestment of all distributions. It is not possible to invest directly in an index.

To learn more about the Fund's investment strategy and performance, we encourage you to read the *Questions & Answers* section of the report on page 4. In it, you'll find information on the investment philosophy and discipline of ZIM, their views on the overall market environment and information about the factors that impacted the Fund's performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Sincerely,

Nicholas Dalmaso
Claymore/Zacks Multi-Cap Opportunities Fund

[1] Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

SemiAnnual Report | May 31, 2007 | 3

Claymore/Zacks Multi-Cap Opportunities Fund

Questions & Answers

Claymore/Zacks Multi-Cap Opportunities Fund is managed by Zacks Investment Management, Inc. In the following interview, Portfolio Co-Managers Ben Zacks and Mitch Zacks discuss how they structured the portfolio and how the Fund performed during the six-month period ended May 31, 2007.

Benjamin L. Zacks, Portfolio Manager

Benjamin L. Zacks, Senior Portfolio Manager at Zacks Investment Management, Inc. has served as Portfolio Co-Manager of the Fund since its inception and provides a qualitative, fundamental overview of securities selected through the quantitative process. Mr. Zacks founded Zacks Investment Management, Inc. in 1991 and has served in his current position since that time. Mr. Zacks co-founded Zacks Investment Research, Inc. in 1978 and served as Executive Vice President from 1978-1991. Mr. Zacks received a B.A. in Economics from Boston University.

Mitch E. Zacks, Portfolio Manager

Mitch E. Zacks, Portfolio Manager at Zacks Investment Management, Inc., has served as Portfolio Co-Manager of the Fund since its inception and oversees the modeling and quantitative process. Mr. Zacks joined Zacks Investment Management, Inc. in 1996 and has been a Portfolio Manager with the firm since 1999. Mr. Zacks received a B.A. in Economics from Yale University and an MBA in Analytic Finance from the University of Chicago.

Please tell us about the economic and market environment during this six-month period.

By late 2006, after a lengthy period of above-trend growth and several monetary tightening actions by the Federal Reserve Board (the "Fed"), we believed that the rate of growth in the economy was likely to slow. As anticipated, we have seen a slowdown in the early months of 2007, with only modest growth in Real Gross Domestic Product ("GDP") during the period.

Equity markets were generally strong over the last six months except for a period of weakness in late February and early March, when concerns mounted about weaker than expected economic data, sharply higher oil prices, tensions in Iraq, trade issues with China and the meltdown in the sub-prime mortgage market. Markets were somewhat volatile, in our opinion, reflecting investor concern about the possibility of a slowing economy.

By the end of May, most indices were near their all-time highs. The Standard & Poor's 500 Index ("S&P 500"), which is generally regarded as an indicator of the broad stock market, returned 10.29% for the period. One source of the market's strength may have been the Fed's removal of its tightening bias (predisposition to increase the federal funds interest rate) and the market's perception that rate cuts were imminent due to the Fed's concern about slowing economic growth as a result of the sub-prime fallout. In addition, the high level of activity by private equity firms taking public companies private in leveraged buy-outs continued to put a floor under U.S. stock prices. Statistically the job market remains solid, with very low unemployment rates, but one might question the quality and permanence of the types of jobs created during this latest six-year economic cycle compared to the quality of jobs lost.

4 | SemiAnnual Report | May 31, 2007

Claymore/Zacks Multi-Cap Opportunities Fund | **Questions & Answers** continued

We believe that recent economic data and anecdotal evidence points toward economic slowing, with weakness coming from both the consumer and corporate arenas. Recent employment reports show major declines in manufacturing, with almost all job growth in the service sector, mainly in small companies. If larger corporations are not adding jobs, it seems likely that revenue and earnings growth are finally slowing as this lengthy economic cycle shows age. Using the S&P 500 Index as a measure, operating earnings grew at an annual rate of about 8% in the first quarter of 2007, down from the double-digit rates of the last few years. We believe that corporate earnings growth for the year will be in mid-single digits, and we believe that much of the growth will come from foreign currency benefits, share buybacks, or lower tax rates, rather than from organic growth.

How did the Fund perform in this environment?

The Fund's Class A Shares, at net asset value, returned 12.50% from November 30, 2006, through May 31, 2007[1]. This return exceeded the 10.47% return of the Fund's benchmark, the Russell 3000® Index, and the 10.29% return of the S&P 500 for the same period. (Please see page 8 for complete performance information for both share classes and sales charge adjusted returns.) Adjusted for sales charges, the Fund's Class A share return was 6.03% for the six-month period ended May 31, 2007. There was a fee waiver in place during the period, which will remain in effect until March 31, 2012. Without this waiver, the Fund's returns would have been lower during this period.

[1] Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

Before we discuss the specific attributes of the Fund's performance, will you remind us of the Fund's objective and how you seek to achieve it?

The Fund's primary investment objective is capital appreciation. The Fund's secondary objective is to provide shareholders with income through dividends. We seek to achieve the Fund's objectives by investing in a varied portfolio of equity securities chosen based on decades of earnings research and a stock ranking model provided by our parent company, Zacks Investment Research, Inc., and by thorough fundamental research.

The Fund's investment strategy is two-pronged. Mitch Zacks conducts the quantitative screening of stock candidates by employing the Zacks Rank model. Ben Zacks then applies extensive qualitative, bottom-up fundamental analysis on the potential candidates for investment. Ben considers 25 fundamental factors

Zacks Investment Research and the Zacks Rank

Zacks Investment Research, Inc. is the parent of Zacks Investment Management, Inc. and has studied the brokerage community and provided research on Wall Street opinions to institutional and individual investors for nearly 20 years. Zacks Research covers 4,000 companies and accumulates research from more than 3,500 investment analysts from more than 185 U.S. and Canadian brokerage firms. Zacks believes that revisions in analysts' earnings estimates are critical in determining stock price direction.

The Zacks Rank is a ranking system that is based on a quantitative model that uses four factors related to earnings estimates to classify stocks into five groups. It is a sensitive indicator that is updated daily. Only 5% of the stock universe will be a Zacks #1 rank (strong buy). More importantly, at all times, approximately the same number of stocks are assigned a Zacks #5 rank (strong sell). Zacks believes this equality between strong buy and strong sell recommendations makes the Zacks Rank a more reliable indicator than individual brokerage recommendations.

SemiAnnual Report | May 31, 2007 | 5

Claymore/Zacks Multi-Cap Opportunities Fund | **Questions & Answers** continued

related to margins, growth rates, and price-to-earnings ratios. Together we construct the portfolio and continually evaluate the stocks in each sector against one another and as an input for buy and sell decisions, keeping a keen eye on the impact that each addition or deletion will have on the overall risk level of the Fund. We invest in a large number of stocks and diversify the Fund's portfolio across sectors, industries and market capitalizations. Sector and market capitalization positioning is determined on a bottom-up basis by the areas in the market experiencing the most favorable trends in estimate revisions. We rely on our firm's years of research to help guide us to sectors in the market that we believe have been more responsive to estimate revisions, and this analysis is incorporated in arriving at sector weights. Sector weights are continually evaluated and adjusted if necessary because we believe strong portfolio performance over time comes from correct sector positioning.

We seek to add value for shareholders in three ways. First, we strive to efficiently execute the Zacks Rank model. Second, we seek to invest in stocks that have received revised upward earnings estimates before their prices move higher. Finally, we implement risk management techniques through diversification at both sector and security levels. We believe our disciplined process results in a portfolio that has the potential to perform well in a variety of market environments.

Which investment decisions had the greatest effect on the Fund's performance?

The Fund's increased exposure to Consumer Staples stocks helped its performance over the six-month period. Since the consumer staples sector tends to be defensive, it is typical to see these stocks outperform the overall market as investors seek safer investments in times of uncertainty. Another driver of our performance was our solid weighting in the technology sector, which has posted strong returns thus far in 2007. A technology position that performed particularly well was MEMC Electronic Materials, Inc. (1.5% of total investments), which announced that 2007 results would be stronger than previously anticipated. MEMC was added to the S&P 500 Index in May 2007, creating additional demand for the stock from index funds.

Performance was helped by the Fund's position in The Goodyear Tire & Rubber Company (1.7% of total investments). The stock moved up on news that Goodyear signed a six-year contract with The Boeing Company's commercial airplanes unit to supply aviation tires for Boeing's 737 aircraft. Based on this positive news, we continue to hold Goodyear in the Fund.

6 | SemiAnnual Report | May 31, 2007

Claymore/Zacks Multi-Cap Opportunities Fund | **Questions & Answers** continued

One of the worst performing sectors for the Fund was energy, which has faced pressure in several of the past six months. Both of the Fund's energy holdings, ConocoPhillips (1.7% of total investments) and Chevron Corp. (1.7% of total investments), were up for the period, but detracted from performance relative to the Russell 3000 Index because they rose less than the Index. Although energy stocks have rallied somewhat in recent months, we continue to underweight energy relative to the Russell 3000, based on expected earnings trends.

The Fund's position in Harley-Davidson, Inc. (1.0% of total investments) hurt performance. Harley-Davidson is well known for its strong brand and powerful customer loyalty. Harley-Davidson's stock price dropped after the company reported a weak quarter. We continue to hold the stock, which has recently exhibited some strength.

Please tell us about your outlook for the economy and equities for the remainder of 2007.

We expect to see slowing growth in the U.S. economy and in corporate earnings and lower inflation in the last half of 2007. We believe that foreign economies are likely to outpace the U.S. economy moving forward. This will benefit large-cap multinational companies, which should also benefit from the dollar's weakness relative to other currencies. Based on this outlook, the Fund's emphasis is on large-cap stocks, which we believe are well positioned to prosper in a period of moderating economic growth.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

The Fund has a limited history of operations.

Investment Risk. An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks of Mid-Cap and Small-Cap Companies. The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives can vary widely and there is no guarantee that they will be paid at all.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and Canadian issuers, the Fund's investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Please refer to the prospectus for more complete risk information.

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Prospectus and Statement of Additional Information.

SemiAnnual Report | May 31, 2007 | 7

Claymore/Zacks Multi-Cap Opportunities Fund

Fund Performance and Fund Summary | May 31, 2007 (unaudited)

Total Returns

Share Class	Six-Months (non-annualized)	One Year	Since Inception (12/05/05)
Unadjusted for sales charges or CDSC			
Class A	12.50%	19.27%	15.71%
Class C	12.05%	18.24%	14.79%
Adjusted for the maximum sales charge or CDSC			
Class A	6.03%	12.41%	11.19%
Class C	11.05%	17.24%	14.48%

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit www.claymore.com. When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares if redeemed within 12 months of purchase and 0.50% if redeemed during months 13-18 (applicable to shares purchased after March 31, 2006). The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. Returns reflect the reinvestment of distributions made by the fund, if any. The deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares is not reflected in the total returns.

The Fund's Adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the Fund's returns would have been lower.

Per the prospectus, the Fund's total annual operating expense ratios, gross of any fee waivers or expense reimbursements, are 41.38% and 42.13% for Class A and C shares respectively. There is a contractual fee waiver currently in place for this Fund through March 31, 2009. With the waiver in place, the Fund's net operating expense ratios were reduced to 1.65% and 2.40% for Class A and Class C shares respectively. Without this waiver Fund returns would have been lower.

Sector Breakdown

Sector Breakdown	% of Net Assets
Information Technology	18.3%
Consumer Discretionary	16.9%
Industrials	15.2%
Health Care	13.6%
Consumer Staples	11.0%
Financials	9.8%
Energy	3.4%
Telecommunication Services	3.3%
Materials	2.5%
Utilities	1.7%
Exchange-Traded Funds	1.5%
Total Investments	97.2%
Other Assets in excess of Liabilities	2.8%
Net Assets	100.0%

Top Ten Holdings

Top Ten Holdings	% of Net Assets
AT&T, Inc.	2.4%
Franklin Resources, Inc.	1.8%
Priceline.com, Inc.	1.8%
McDonald's Corp.	1.7%
ConocoPhillips	1.7%
Chevron Corp.	1.7%
Goodyear Tire & Rubber Co. (The)	1.7%
Pepsico, Inc.	1.6%
Manpower, Inc.	1.6%
MEMC Electronic Materials, Inc.	1.5%

Sectors and holdings are as a percentage of net assets, and are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

8 | SemiAnnual Report | May 31, 2007

Claymore/Zacks Multi-Cap Opportunities Fund

Portfolio of Investments | May 31, 2007 (unaudited)

Number of Shares		Value
	Common Stocks – 95.7%	
	Consumer Discretionary – 16.9%	
306	Children's Place Retail Stores, Inc. (The) (a)	$ 17,277
694	Goodyear Tire & Rubber Co. (The) (a)	24,616
245	Harley-Davidson, Inc.	14,967
454	Hasbro, Inc.	14,596
236	J.C. Penney Co., Inc.	18,993
247	Laureate Education, Inc. (a)	14,798
462	Marriott International, Inc. – Class A	21,275
509	McDonald's Corp.	25,730
218	McGraw-Hill Cos., Inc. (The)	15,328
305	Phillips-Van Heusen Corp.	18,642
426	Priceline.com, Inc. (a)	26,344
760	Staples, Inc.	19,046
372	The Men's Wearhouse, Inc.	19,842
		251,454
	Consumer Staples – 11.0%	
278	Archer-Daniels-Midland Co.	9,741
284	Colgate-Palmolive Co.	19,017
184	Corn Products International, Inc.	7,550
672	Hain Celestial Group, Inc. (a)	19,219
195	Kimberly-Clark Corp.	13,837
672	Kroger Co.	20,375
340	Pepsico, Inc.	23,232
169	Procter & Gamble Co.	10,740
424	Safeway, Inc.	14,620
180	Sanderson Farms, Inc.	7,738
297	Wrigley (Wm.) Jr. Co.	17,404
		163,473
	Energy – 3.4%	
308	Chevron Corp.	25,099
325	ConocoPhillips	25,165
		50,264
	Financials – 9.8%	
335	Bank of America Corp.	16,988
198	Franklin Resources, Inc.	26,877
63	Goldman Sachs Group, Inc.	14,542
205	Hartford Financial Services Group	21,150
355	JPMorgan Chase & Co.	18,400
313	Metlife, Inc.	21,284
183	PNC Financial Services Group	13,505
390	W.R. Berkley Corp.	12,847
		145,593

Number of Shares		Value
	Health Care – 13.6%	
260	Baxter International, Inc.	$ 14,778
184	Becton Dickinson & Co.	14,030
408	Dentsply International, Inc.	14,745
238	Edwards Lifesciences Corp. (a)	11,948
161	Genentech, Inc. (a)	12,843
143	Intuitive Surgical, Inc. (a)	19,681
284	Johnson & Johnson	17,969
159	Laboratory Corp. of America Holdings (a)	12,520
236	Manor Care, Inc.	16,048
687	Mylan Laboratories, Inc.	13,582
579	Schering-Plough Corp.	18,956
363	Thermo Fisher Scientific, Inc. (a)	19,820
195	WellPoint, Inc. (a)	15,875
		202,795
	Industrials – 15.2%	
163	American Standard Cos., Inc.	9,744
171	Armor Holdings, Inc. (a)	14,694
193	Boeing Co.	19,414
152	Burlington Northern Santa Fe Corp.	14,156
222	Caterpillar, Inc.	17,445
381	Emerson Electric Co.	18,459
224	ESCO Technologies, Inc. (a)	11,350
337	Gardner Denver, Inc. (a)	13,881
189	General Cable Corp. (a)	12,880
275	Macquarie Infrastructure Co. Trust	12,268
251	Manpower, Inc.	23,092
299	Raytheon Co.	16,624
179	Terex Corp. (a)	15,174
128	Triumph Group, Inc.	8,458
353	Watson Wyatt Worldwide, Inc. – Class A	18,204
		225,843
	Information Technology – 18.3%	
344	Autodesk, Inc. (a)	15,635
324	Automatic Data Processing, Inc.	16,103
81	Broadridge Financial Solutions, Inc.	1,639
516	Ciena Corp. (a)	17,709
631	Cisco Systems, Inc. (a)	16,986
436	Comverse Technology, Inc. (a)	9,993
654	eBay, Inc. (a)	21,294
375	Electronic Data Systems Corp.	10,804
418	Harris Corp.	20,866
344	Hewlett-Packard Co.	15,724

See notes to financial statements.

10 | SemiAnnual Report | May 31, 2007

Claymore/Zacks Multi-Cap Opportunities Fund | **Portfolio of Investments** (unaudited) continued

Number of Shares			Value
181	International Business Machines Corp.	$	19,295
363	MEMC Electronic Materials, Inc. (a)		22,063
500	Microsoft Corp.		15,335
432	Novatel Wireless, Inc. (a)		10,035
851	Oracle Corp. (a)		16,492
252	Qualcomm, Inc.		10,823
518	Synopsys, Inc. (a)		13,737
503	VeriFone Holdings, Inc. (a)		17,419
			271,952
	Materials – 2.5%		
473	Albemarle Corp.		19,223
672	Packaging Corp. of America		17,378
			36,601
	Telecommunication Services – 3.3%		
224	America Movil S.A. de C.V. – ADR (Mexico)		13,563
874	AT&T, Inc.		36,131
			49,694
	Utilities – 1.7%		
240	California Water Service Group		8,935
303	Integrys Energy Group, Inc.		16,938
			25,873
	Total Common Stocks – 95.7%		
	(Cost $1,191,687)		1,423,542
	Exchange-Traded Funds – 1.5%		
520	Utilities Select Sector SPDR Fund		
	(Cost $17,366)		21,757
	Total Investments – 97.2%		
	(Cost $1,209,053)		1,445,299
	Other Assets in excess of Liabilities – 2.8%		42,140
	Net Assets – 100.0%	$	**1,487,439**

ADR – American Depositary Receipt

(a) Non-income producing security.

See notes to financial statements.

SemiAnnual Report | May 31, 2007 | 11

Claymore/Zacks Multi-Cap Opportunities Fund

Statement of **Assets and Liabilities** | **May 31, 2007** (unaudited)

Assets		
Investments in securities, at value (cost $1,209,053)	$	1,445,299
Cash		52,476
Receivable from adviser		84,890
Dividends receivable		1,531
Receivable for securities sold		7,682
Other assets		1,690
Total assets		1,593,568
Liabilities		
Distributor and affiliates		26,870
Accrued expenses and other liabilities		79,259
Total liabilities		106,129
Net Assets	$	1,487,439
Composition of Net Assets		
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$	1,242,536
Accumulated net unrealized appreciation on investments		236,246
Accumulated net realized gain on investments		13,417
Accumulated net investment loss		(4,760)
Net Assets	$	1,487,439
Maximum Offering Price per Share		
Class A Shares:		
Net asset value and redemption price per share (Based on net assets of $1,092,400 and 58,635 shares of beneficial interest issued and outstanding)	$	18.63
Maximum sales charge (5.75%* of offering price)		1.14
Maximum offering price to public	$	19.77
Class C Shares:		
Net asset value and offering price per share (Based on net assets of $395,039 and 21,458 shares of beneficial interest issued and outstanding)	$	18.41

See notes to financial statements.

12 | SemiAnnual Report | May 31, 2007

Claymore/Zacks Multi-Cap Opportunities Fund

Investment Income		
Dividends	$ 7,263	
Interest	525	
Total income		$ 7,788
Expenses		
Shareholder services	21,898	
Professional fees	21,385	
Printing	13,658	
Custody	10,366	
Registration	7,919	
Advisory fee	6,088	
Trustees' fees and expenses	4,444	
Distribution (12b-1) and service fees (attributed to Class A and C of $1,205 and $1,914, respectively)	3,119	
Fund accounting	1,634	
Offering costs	1,097	
Insurance	772	
Administration fee	271	
Miscellaneous	172	
Total expenses		92,823
Investment advisory fee waived		6,088
Other expenses waived or reimbursed		74,187
Net expenses		12,548
Net investment loss		(4,760)
Realized and Unrealized Gain (Loss) on Investments		
Net realized gain on investments		42,958
Net change in unrealized appreciation on investments		119,019
Net realized and unrealized gain on investments		161,977
Net Increase in Net Assets from Operations		$ 157,217

* Commencement of investment operations

See notes to financial statements.

SemiAnnual Report | May 31, 2007 | 13

Claymore/Zacks Multi-Cap Opportunities Fund

Statement of Changes in **Net Assets**

	For the Six Months Ended May 31, 2007 (unaudited)	For the Period December 5, 2005* through November 30, 2006
Operations		
Net investment loss	$ (4,760)	$ (3,470)
Net realized gain (loss) on investments	42,958	(29,541)
Net change in unrealized appreciation on investments	119,019	117,227
Net increase in net assets resulting from operations	157,217	84,216
Capital Transactions		
Net proceeds from shares sold	240,371	1,289,964
Cost of shares repurchased	(244,887)	(44,442)
Net change in net assets from capital transactions	(4,516)	1,245,522
Total increase in net assets	152,701	1,329,738
Net Assets		
Beginning of period	1,334,738	5,000
End of period (including accumulated net investment loss of $4,760 and $0, respectively)	$ 1,487,439	$ $1,334,738

*Commencement of investment operations.

See notes to financial statements.

14 | SemiAnnual Report | May 31, 2007

Claymore/Zacks Multi-Cap Opportunities Fund

Financial Highlights | Class A

Per Share Operating Performance for a Share Outstanding Throughout the period	For the Six Months Ended May 31, 2007 (unaudited)	For the Period December 5, 2005** through November 30, 2006
Net Asset Value, Beginning of Period	$ 16.56	$ 15.00
Income from Investment Operations		
Net investment loss (a)	(0.04)	(0.04)
Net realized and unrealized gain on investments	2.11	1.60
Total from investment operations	2.07	1.56
Net Asset Value, End of Period	$ 18.63	$ 16.56
Total return* (b)(c)	12.50%	10.40%
Ratios and Supplemental Data		
Net assets, end of period (thousands)	$ 1,092	$ 917
Ratio of expenses to average net assets* (d)	1.65%	1.65%
Ratio of net investment loss to average net assets* (d)	(0.49%)	(0.29%)
Portfolio turnover rate (c)	32%	93%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:		
Ratio of expenses to average net assets (d)	13.57%	41.38%
Ratio of net investment loss to average net assets (d)	(12.41%)	(40.02%)

** Commencement of investment operations

(a) Based on average shares outstanding during the period.

(c) Non-annualized.

(d) Annualized.

See notes to financial statements.

SemiAnnual Report | May 31, 2007 | 15

Claymore/Zacks Multi-Cap Opportunities Fund

Financial Highlights | Class C

Per Share Operating Performance for a Share Outstanding Throughout the period	For the Six Months Ended May 31, 2007 (unaudited)	For the Period December 5, 2005** through November 30, 2006
Net Asset Value, Beginning of Period	$ 16.43	$ 15.00
Income from Investment Operations		
Net investment loss (a)	(0.11)	(0.15)
Net realized and unrealized gain on investments	2.09	1.58
Total from investment operations	1.98	1.43
Net Asset Value, End of Period	$ 18.41	$ 16.43
Total return* (b) (c)	12.05%	9.53%
Ratios and Supplemental Data		
Net assets, end of period (thousands)	$ 395	$ 418
Ratio of expenses to average net assets* (d)	2.40%	2.40%
Ratio of net investment income to average net assets* (d)	(1.24%)	(1.04%)
Portfolio turnover rate (c)	32%	93%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:		
Ratio of expenses to average net assets (d)	14.32%	42.13%
Ratio of net investment loss to average net assets (d)	(13.16%)	(40.77%)

** Commencement of investment operations.

(a) Based on average shares outstanding during the period.

(c) Non-annualized.

(d) Annualized.

See notes to financial statements.

16 | SemiAnnual Report | May 31, 2007

Claymore/Zacks Multi-Cap Opportunities Fund

Investment Advisory and Subadvisory Agreement **Approval** (unaudited)

On April 5 and 16, 2007, the Nominating and Governance Committee (referred to as the "Committee" and consisting solely of those trustees who are not interested persons as defined by the Investment Company Act of 1940) of the Board of Trustees of Claymore Trust (the "Trust") met independently of Trust management and of the interested trustees of the Board of Trustees to consider the renewal of the investment advisory agreement ("Investment Advisory Agreement") between the Trust and Claymore Advisors, LLC ("Adviser") on behalf of the Claymore/Zacks Multi-Cap Opportunities Fund series of the Trust (the "Fund") and the investment sub-advisory agreement (the "Sub-Advisory Agreement") among the Adviser, Zacks Investment Management, Inc. (the "Sub-Adviser") and the Trust on behalf of the Fund. (The Investment Advisory Agreement and the Sub-Advisory Agreement are together referred to as the "Advisory Agreements.") As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser and the Sub-Adviser and independent legal counsel. The Committee members also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for their review, the Committee members communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser and the Sub-Adviser provided extensive information in response to the request. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser and information comparing the investment performance of the Fund to a benchmark index, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance policies and procedures adopted by each of the Adviser and the Sub-Adviser. The Committee also reviewed the comparative performance of a peer group of funds selected by Lipper Inc., an independent provider of investment company performance data, and comparative advisory fees and expense ratios of a peer group of funds selected by Lipper.

Based upon its review, the Committee concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements and, accordingly, recommend to the Board of Trustees the renewal of each Advisory Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Committee's analysis, but rather the Committee considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services provided by the Adviser, the Committee considered the Fund's investment objective and strategy and took into account the knowledge the Committee had accumulated in connection with the Board's regular quarterly meetings with representatives of the Adviser. The Committee noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund's assets to the Sub-Adviser. The Board considered the Adviser's responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Committee members reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's obligations under the Investment Advisory Agreement. The Committee members considered the experience and qualifications of the Adviser's personnel relating to portfolio management and compliance oversight, as well as its responsibilities concerning its monitoring of the Sub-Adviser's portfolio management team. Specifically, the Committee noted the ongoing oversight activities performed by the Adviser, including on-site diligence visits, monitoring of compliance with policies and procedures and transactional and forensic testing. After considering these factors, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Committee considered the Fund's investment performance over various time periods and compared the Fund's performance to comparable funds identified by Lipper and to a benchmark index compiled by Lipper. The Committee noted that the Fund's investment results were consistent with its investment objective. The Committee considered that the Adviser does not directly control the investment performance of the Fund but had delegated such duties to the Sub-Adviser. The Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser's investment performance and efforts to seek the investment objective of the Fund, and that the Adviser's performance was satisfactory.

The Committee compared the Fund's advisory fee (which includes the subadvisory fee paid to the Sub-Adviser) and expense ratio to those of a peer group of funds, as provided by Lipper. The Committee noted that, although the Fund's gross expense ratio was higher than the ratios of the peer funds identified by Lipper, the Adviser is currently reimbursing the Fund's advisory fee and limiting the Fund's operating expenses and has agreed to continue to do so until 2012. The Committee noted that, after factoring in the expense limitations, the Fund's expense ratio was within range of the expense ratios of the peer group funds. The Committee also considered the Adviser's reimbursement of expenses and concluded that the Fund's advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship with the Fund, the Committee reviewed the estimated direct and indirect costs the Adviser incurred in providing advisory services to the Fund, including the reimbursed expenses, which resulted in no profit to the Adviser.

The Committee considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether its fee level reflects a reasonable sharing of such economies of scale for the benefit of Fund investors. The Committee considered the Fund's asset level and the Adviser's agreement to limit the Fund's expenses. Therefore, the Committee concluded that the Fund is unlikely to realize any economies of scale with respect to the advisory services at the time the Advisory Agreement was being reviewed.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted the additional fees that could be generated from the Adviser's role as the administrator to the Fund and the role of Claymore Securities, Inc., an affiliate of the Adviser, as distributor to the Fund. Because the Fund's administration fee is currently being limited pursuant to the Adviser's agreement to limit Fund operating expenses, the Committee concluded that the advisory fee was reasonable, taking into account any other such benefits. In reaching the conclusion that the advisory fee was reasonable, the Committee also considered the Adviser's statement that it benefits from its association with the Sub-Adviser, which has opened up other business opportunities to the Adviser with the Sub-Adviser and may continue to do so in the future.

Sub-Advisory Agreement

With respect to the nature, extent and quality of services provided by the Sub-Adviser under the Sub-Advisory Agreement, the Committee considered the qualifications, experience, good reputation and skills of the Sub-Adviser's portfolio management and other key personnel. The Committee reviewed information regarding the Sub-Adviser's financial statements and ongoing business strategies. The Committee also considered the Sub-Adviser's success in achieving the Fund's primary investment objective of providing capital appreciation and secondary objective of providing income through dividends. The Committee concluded that the Sub-Adviser was qualified to provide the services under the Sub-Advisory Agreement.

SemiAnnual Report | May 31, 2007 | 21

Claymore/Zacks Multi-Cap Opportunities Fund

About the **Fund Manager**

Zacks Investment Management, Inc.

The Zacks organization operates in two related financial service specialties: Independent Research and Investment Management.

Zacks Investment Research, Inc. (ZIR) was formed in 1978 to compile, analyze, and distribute brokerage research to both institutional and individual investors. In 1978, the team at Zacks set out to find patterns in brokerage research data that would serve as an accurate indicator of the future direction of stock price. What they discovered is that Earnings Per Share (EPS) estimate revisions are the most powerful force impacting stock prices. Based on this research, Zacks created the Zacks Rank, which is a quantitative model that uses four factors related to earnings estimates to classify stocks into five groups, with "1" being the highest and "5" being the lowest. Each year Zacks processes over 500,000 pages of brokerage research produced by the 3,500 investment analysts employed by 185 U.S. and Canadian brokerage firms. In addition, each week the firm records 25,000 earnings estimate revisions and changes in brokerage firm recommendations.

In 1991, after significant quantitative analysis demonstrated strategy efficacy, **Zacks Investment Management, Inc. (ZIM)** was formed. ZIM gives investors the opportunity to benefit from Zacks' expertise in estimate revisions and risk management.

Investment Process

The ZIM investment process is straight forward. The managers buy stocks with rising earnings estimates and improving fundamentals. They strive to add value in three ways:

1. By efficiently executing the Zacks Rank model.
2. By seeking to invest in stocks that have received revised upward earnings estimates, before their prices move higher.
3. By implementing risk management techniques through diversification at both sector and security levels.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member NASD/SPIC

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CZOAX-SAR-0507

Claymore/Fiduciary Large Cap Core Fund

May 31, 2007 (unaudited)

Total Returns	Class A Shares		Class C Shares
(Inception 9/30/2005)	w/out sales charges	w/maximum 5.75% sales charge	w/out sales charges	w/CDSC
Six Months (non-annualized)	8.88%	2.62%	8.54%	7.54%
One Year	17.36%	10.61%	16.48%	15.48%
Since Inception (average annual)	13.01%	9.06%	12.20%	12.20%

Sector Breakdown	% of Net Assets
Information Technology	21.7%
Industrials	19.5%
Financials	16.3%
Health Care	14.7%
Consumer Discretionary	11.4%
Energy	5.1%
Materials	4.7%
Consumer Staples	3.2%
Telecommunication Services	2.4%

Total Investments	99.0%
Other Assets in excess of Liabilities	1.0%

Net Assets	100.0%

Top Ten Holdings	% of Net Assets
Honeywell International, Inc.	4.3%
Goldman Sachs Group, Inc.	4.1%
Lehman Brothers Holdings, Inc.	3.9%
Nordstrom, Inc.	3.7%
UnitedHealth Group, Inc.	3.4%
EMC Corp.	3.3%
Apple Computer, Inc.	3.1%
United Technologies Corp.	3.1%
American International Group, Inc.	3.0%
Comcast Corp. - Class A	2.8%

Overview of Fund Expenses May 31, 2007 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction cost, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/01/06 - 05/31/07.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the fiscal year. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/1/06	5/31/07	12/01/06-5/31/07
Class A
Actual	$1,000	$1,089	$8
Hypothetical (5% annual return before expenses)	$1,000	$1,033	$8
Class C
Actual	$1,000	$1,085	$12
Hypothetical (5% annual return before expenses)	$1,000	$1,036	$12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.53% and 2.27% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Claymore/Fiduciary Large Cap Core Fund

Portfolio of Investments

May 31, 2007 (unaudited)

Number of Shares		Value
	Common Stocks - 99.0%
	Consumer Discretionary - 11.4%
90	Best Buy Co., Inc.	$4,346
202	Comcast Corp. - Class A (a)	5,537
65	MGM Mirage (a)	5,169
140	Nordstrom, Inc.	7,270

		22,322

	Consumer Staples - 3.2%
35	PepsiCo, Inc.	2,391
61	Proctor & Gamble Co.	3,877

		6,268

	Energy - 5.1%
40	Chevron Corp.	3,260
35	Exxon Mobil Corp.	2,911
50	Valero Energy Corp.	3,731

		9,902

	Financials - 16.3%
80	American International Group, Inc.	5,787
20	Bear Stearns Cos., Inc. (The)	2,999
70	Citigroup, Inc.	3,814
35	Goldman Sachs Group, Inc.	8,079
105	Lehman Brothers Holdings, Inc.	7,705
100	Wells Fargo & Co.	3,609

		31,993

	Health Care - 14.7%
87	Coventry Health Care, Inc. (a)	5,191
55	Genentech, Inc. (a)	4,387
60	Gilead Sciences, Inc. (a)	4,966
150	Pfizer, Inc.	4,124
70	Sanofi-Aventis ADR (France)	3,367
122	UnitedHealth Group, Inc.	6,682

		28,717

	Industrials - 19.5%
50	Burlington Northern Santa Fe Corp.	4,656
70	Caterpillar, Inc.	5,501
35	Deere & Co.	4,216
35	FedEx Corp.	3,907
145	General Electric Co.	5,449
145	Honeywell International, Inc.	8,397
85	United Technologies Corp.	5,997

		38,123

	Information Technology - 21.7%
50	Apple Computer, Inc. (a)	6,078
260	BEA Systems, Inc. (a)	3,341
108	Broadcom Corp. - Class A (a)	3,300
165	Cisco Systems, Inc. (a)	4,442
130	Corning, Inc. (a)	3,250
385	EMC Corp. (a)	6,503
5	Google, Inc. (a)	2,489
165	Intel Corp.	3,658
70	QUALCOMM Inc.	3,007
102	Texas Instruments, Inc.	3,607

100	Yahoo!, Inc. (a)	2,870

		42,545

	Materials - 4.7%
55	Freeport-McMoran Copper	4,329

80	Monsanto Co.	4,928

		9,257

	Telecommunication Services - 2.4%
68	Alltel Corp.	4,659

	Total Investments - 99.0%
	(Cost $162,666)	193,786
	Other assets in excess of Liabilities 1.0%	1,990

	Net Assets - 100.0%	195,776

(a)	Non-income producing security.

ADR	- American Depositary Receipt.

See notes to financial statements

CLAYMORE/FIDUCIARY LARGE CAP CORE FUND

Statement of Assets and Liabilities

May 31, 2007 (unaudited)

Assets
Investments in securities, at value (cost $162,666)	$193,786
Cash	6,140
Receivable from adviser	88,844
Dividends receivable	229
Other Assets	1,707

Total assets	290,706

Liabilities
Payable for securities purchased	777
Distributor and affiliates	121
Accrued expenses and other liabilities	94,032

Total liabilities	94,930

Net Assets	$195,776

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$162,337
Net unrealized appreciation on investments	31,120
Accumulated net realized gain on investments	2,984
Accumulated net investment loss	(665)

Net Assets	$195,776

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of
$135,214 and 7,351 shares of beneficial interest issued and outstanding)	$18.39
Maximum sales charge (5.75%* of offering price)	1.12

Maximum offering price to public	$19.51

Class C Shares:
Net asset value and offering price per share (Based on net assets of
$60,562 and 3,333 shares of beneficial interest issued and outstanding)	$18.17

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

CLAYMORE/FIDUCIARY LARGE CAP CORE FUND

Statement of Operations

For the Six Months Ended May 31, 2007 (unaudited)

Investment Income
Dividend		$1,049

Expenses
Shareholder services	23,616
Professional fees	22,712
Registration	11,724
Trustees’ fees and expenses	6,006
Printing	3,778
Advisory fee	792
Insurance	729
Custody	629
Distribution (12b-1) and service fees (attributed to Class A and C of $159 and $298, respectively)	457
Fund accounting	210
Administration fee	37
Miscellaneous	182

Total expenses		70,872
Investment advisory fee waived		792
Other expenses waived or reimbursed		68,366

Net expenses		1,714

Net investment loss		(665)

Realized and Unrealized Gain on Investments
Net realized gain on investments		3,524
Net change in unrealized appreciation on investments		13,114

Net realized and unrealized gain on investments		16,638

Net Increase in Net Assets from Operations		$15,973

See notes to financial statements.

CLAYMORE/FIDUCIARY LARGE CAP CORE FUND

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2007 (unaudited)	For the Year Ended November 30, 2006

Operations
Net investment loss	$(665)	$(1,219)
Net realized gain on investments	3,524	1,038
Net change in unrealized appreciation on investments	13,114	16,019

Net increase in net assets resulting from operations	15,973	15,838

Capital Transactions
Net proceeds from shares sold	34	90,033
Cost of Shares Repurchased	(27,123)	(31)

Net change in net assets from capital transactions	(27,089)	90,002

Total increase/(decrease) in net assets	(11,116)	105,840
Net Assets
Beginning of period	206,892	101,052

End of period (Including accumulated net investment loss of $665 and $0, respectively)	$195,776	$206,892

See notes to financial statements.

7

CLAYMORE/FIDUCIARY LARGE CAP CORE FUND

Class A Financial Highlights

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Six Months Ended May 31, 2007 (unaudited)		For the Year Ended November 30, 2006	For the Period September 30, 2005 ** through November 30, 2005
Net Asset Value, Beginning of Period	$16.89		$15.17	$15.00

Income from Investment Operations
Net investment income/(loss) (a)	(0.04)		(0.07)	0.00	(d)
Net realized and unrealized gain on investments	1.54		1.79	0.17

Total from investment operations	1.50		1.72	0.17

Net Asset Value, End of Period	$18.39		$16.89	$15.17

Total return* (b)	8.88	% ***	11.34%	1.13	% ***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$135		$124	$51
Ratio of expenses to average net assets* (c)	1.60%		1.60%	1.60%
Ratio of net investment income/(loss) to average net assets* (c)	-0.47%		(0.48%)	0.06%
Portfolio turnover rate	40	% ***	64%	14	% ***
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets (c)	75.79%		164.85%	516.12%
Ratio of net investment loss to average net assets (c)	(74.66%)		(163.73%)	(514.46%)

**	Commencement of investment operations.

***	Non-annualized
(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

(d)	Amount is less than $.01.

See notes to financial statements.

CLAYMORE/FIDUCIARY LARGE CAP CORE FUND

Class A Financial Highlights

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Six Months Ended May 31, 2007 (unaudited)		For the Year Ended November 30, 2006	For the Period September 30, 2005 ** through November 30, 2005
Net Asset Value, Beginning of Period	$16.89		$15.17	$15.00

Income from Investment Operations
Net investment income/(loss) (a)	(0.04)		(0.07)	0.00	(d)
Net realized and unrealized gain on investments	1.54		1.79	0.17

Total from investment operations	1.50		1.72	0.17

Net Asset Value, End of Period	$18.39		$16.89	$15.17

Total return* (b)	8.88	% ***	11.34%	1.13	% ***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$135		$124	$51
Ratio of expenses to average net assets* (c)	1.60%		1.60%	1.60%
Ratio of net investment income/(loss) to average net assets* (c)	(0.47%)		(0.48%)	0.06%
Portfolio turnover rate	40	% ***	64%	14	% ***
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets (c)	75.79%		164.85%	516.12%
Ratio of net investment loss to average net assets (c)	(74.66%)		(163.73%)	(514.46%)

**	Commencement of investment operations.

***	Non-annualized
(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

(d)	Amount is less than $.01.

See notes to financial statements.

CLAYMORE/FIDUCIARY LARGE CAP CORE FUND

Class C Financial Highlights

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Six Months Ended May 31, 2007 (unaudited)		For the Year Ended November 30, 2006	For the Period September 30, 2005 ** through November 30, 2005
Net Asset Value, Beginning of Period	$16.74		$15.15	$15.00

Income from Investment Operations
Net investment loss (a)	(0.11)		(0.20)	(0.02)
Net realized and unrealized gain on investments	1.54		1.79	0.17

Total from investment operations	1.43		1.59	0.15

Net Asset Value, End of Period	$18.17		$16.74	$15.15

Total return* (b)	8.54	% ***	10.50%	1.00	% ***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$61		$83	$50
Ratio of expenses to average net assets* (c)	2.35%		2.35%	2.35%
Ratio of net investment loss to average net assets* (c)	(1.22%)		(1.23%)	(0.69%)
Portfolio turnover rate	40	% ***	64%	14	% ***
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets (c)	76.54%		165.60%	516.87%
Ratio of net investment loss to average net assets (c)	(75.41%)		(164.48%)	(515.21%)

**	Commencement of investment operations.

***	Non-annualized

(a)	Based on average shares outstanding during the period.

(b)	Does not assume payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase and 0.50% if redeemed during months 13-18 (applicable to shares purchased after March 31, 2006). If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 feees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

Claymore/Fiduciary Large Cap Core Fund

Notes to Financial Statements

May 31, 2007 (unaudited)

Note 1 - Organization:

Claymore/Fiduciary Large Cap Core Fund (the “Fund”) is organized as a diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide capital appreciation and, to a lesser extent, income. The Fund will invest primarily in a diversified portfolio of common stocks of large U.S. corporations and dollar-denominated equity securities of foreign securities. The Fund commenced investment operations on September 30, 2005, with two classes of shares, Class A and Class C.

Note 2 - Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principle exchange or in the principle OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Distributions to Shareholders

The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 - Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will oversee the activities of Fiduciary Asset Management, LLC (the Fund’s “Sub-Adviser”), for a fee, payable monthly, equal to an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.60% and 2.35% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2009, at which time it is eligible for renewal. For the period ended May 31, 2007, the Adviser waived all of its advisory fees and reimbursed other expenses of approximately $68,400. For a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. At May 31, 2007, the amount of these potentially recoverable expenses was approximately $500,700.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; votes proxies; and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.425% of the Fund’s average daily net assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust:

NET ASSETS	RATE
First $200,000,000	0.04%
Next $300,000,000	0.03%
Next $500,000,000	0.02%
Over $1,000,000,000	0.01%

For the period ended May 31, 2007, the Adviser waived all of its Administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 - Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on tax components of investments as of May 31, 2007 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$163,059	$31,226	($499)	$30,727

The differences between book and tax basis unrealized appreciation/(depreciation) is attributable to the deferral of losses on wash sales for tax purposes.

The Fund did not pay any distributions for the six-months ended May 31, 2007 or the year ended November 30, 2006

Note 5 - Capital Transactions:

For the six months ended May 31, 2007 and the year ended November 30, 2006, capital transactions were as follows:

	For the six months ended May 31, 2007		For the year ended November 30, 2006
	Shares	Value	Shares	Value
Sales:
Class A	2	$34	4,020	$65,033
Class C	-0-	-0-	1,607	25,000

Total Sales	2	$34	5,627	$90,033

Repurchases:
Class A	(2)	$(34)	(2)	$(31)
Class C	(1,607)	(27,089)	-0-	-0-

Total Repurchases	(1,609)	$(27,123)	(2)	$(31)

At May 31, 2007, Claymore Securities, Inc., an affiliate of the Adviser, owned 5,465 shares of Class A and 3,333 of Class C shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $1 in redemption fees during the period.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within one year of the purchase for Class C Shares. A CDSC of 0.50% will be imposed on most redemptions made within months 13-18 of the purchase of Class C Shares. Sales charges do not represent expenses to the Fund.

Note 6 - Investment Transactions:

For the period ended May 31, 2007, purchases and sales of investments, excluding short-term investments, were $72,929 and $98,738, respectively.

Note 7 - Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to .25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc., which were approximately $430 for the period ended May 31, 2007.

Note 8 - Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - Recent Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculation as late as the fund’s last NAV calculation on the first semi-annual financial statement reporting period. As a result the Fund will incorporate FIN 48 in their semi-annual report on May 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Note 10 - Subsequent Event

On June 4, 2007 the Board of Trustees approved the redemption of all of the outstanding shares of the Fund as of June 22, 2007. As a result, the Fund was liquidated on June 22, 2007.

Supplemental Information (unaudited)

Trustees

The Trustees of the Claymore/Fiduciary Large Cap Core Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	34	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Partner of Nyberg, & Cassioppi LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	37	None.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	34	None.

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999)	37	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Trustees serve until their successors have been duly elected.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877) 252-9667.

Officers

The Officers of the Claymore/Fiduciary Large Cap Core Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Formerly, Chief Financial Officer (2005-2006) Claymore Group Inc. Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Vice President of Claymore Securities, Inc. (2005-present). Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Securities, Inc. (2005-present). Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President, Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006-present). Previously, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006); Director-Compliance of Harrisdirect, LLC (1999-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Fund Information

Board of Trustees	Investment Adviser
Randall C. Barnes	Claymore Advisors, LLC
Nicholas Dalmaso*	Lisle, IL
Ronald A. Nyberg
Ronald E. Toupin, Jr.	Investment Sub-Adviser
Fiduciary Asset Management, LLC
Officers	St. Louis, MO
Nicholas Dalmaso
Chief Legal and Executive Officer	Distributor and Servicing Agent
Claymore Securities, Inc.
Steven M. Hill	Lisle, IL
Chief Financial Officer, Chief
Accounting Officer and Treasurer	Custodian and Fund Accounting Agent
Bank of New York
Melissa Nguyen	New York, NY
Secretary

Transfer Agent
William Belden	U.S. Bancorp Fund Services, LLC
Vice President	Milwaukee, WI

Bruce Saxon	Legal Counsel
Chief Compliance Officer	Vedder, Price, Kaufman & Kammholz, P.C.
Chicago, IL
James Howley
Assistant Treasurer	Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, IL

*	Trustee is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore/Fiduciary Large Cap Core Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore/Fiduciary Large Cap Core Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

Claymore/Fiduciary Strategic Equity Fund

5/31/2007 (unaudited)

Total Returns	Class A Shares		Class C Shares
	w/out sales charges	w/maximum 5.75% sales charge	w/out sales charges	w/CDSC
(Inception 9/30/2005)
Six Months (non-annualized)	7.55%	1.37%	7.12%	6.12%
One Year	15.11%	8.49%	14.27%	13.27%
Since Inception (average annual)	9.79%	5.95%	8.94%	8.94%

Sector Breakdown	% of Net Assets
Information Technology	22.8%
Industrials	17.5%
Financials	17.3%
Consumer Discretionary	11.5%
Health Care	8.5%
Telecommunication Services	5.2%
Consumer Staples	5.1%
Materials	3.8%
Energy	2.2%

Total Common Stocks	93.9%
Investment Companies	6.1%
Options Purchased	2.8%

Total Investments	102.8%
Other Assets less Liabilities	0.2%
Total Options Written	-3.0%

Net Assets	100.0%

Top Ten Common Stocks	% of Net Assets
Oil Service HOLDRs Trust	4.1%
Coventry Health Care, Inc.	3.6%
Alltel Corp.	3.3%
Gilead Sciences, Inc.	3.0%
Apple Computer, Inc.	2.9%
Deere & Co.	2.9%
EMC Corp.	2.8%
Caterpillar, Inc.	2.8%
Honeywell International, Inc.	2.8%
Goldman Sachs Group, Inc.	2.8%

Overview of Fund Expenses May 31, 2007 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/01/06 - 05/31/07.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/1/06	5/31/07	12/1/06-5/31/07
Class A
Actual	$1,000	$1,076	$9
Hypothetical	1,000	1,016	9
(5% annual return before expenses)
Class C
Actual	$1,000	$1,071	$13
Hypothetical	1,000	1,013	12
(5% annual return before expenses)

*	Expenses are equal to the Fund's annualized expense ratio of 1.74% and 2.49% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Assumes all dividends and distributions were reinvested. The expense ratios reflect an expense waiver.

Claymore/Fiduciary Strategic Equity Fund

Portfolio of Investments

May 31, 2007 (unaudited)

Number of Shares		Value
	Long-Term Investments - 100.0%
	Common Stock - 93.9%
	Consumer Discretionary - 11.5%
200	Best Buy Co., Inc.	$9,658
750	Comcast Corp. - Class A (a)	20,558
200	Gannett Co., Inc.	11,764
200	Nike, Inc. - Class B	11,350
400	Nordstrom, Inc.	20,772
250	Starbucks Corp. (a)	7,202
100	Target Corp.	6,243
225	Walt Disney Co. (The)	7,974

		95,521

	Consumer Staples - 5.1%
100	Altria Group, Inc.	7,110
200	PepsiCo. Inc.	13,666
200	Proctor & Gamble Co.	12,710
200	Walgreen Co.	9,026

		42,512

	Energy - 2.2%
225	Chevron Corp.	18,335

	Financials - 17.3%
250	American International Group, Inc.	18,085
200	Bank of America Corp.	10,142
300	CIT Group, Inc.	17,979
300	Citigroup, Inc.	16,347
100	Goldman Sachs Group, Inc.	23,082
200	JPMorgan Chase & Co.	10,366
200	Lehman Brothers Holdings, Inc.	14,676
200	Merrill Lynch & Co., Inc.	18,546
400	Wells Fargo & Co.	14,436

		143,659

	Health Care - 8.5%
500	Coventry Health Care, Inc. (a)	29,835
200	Genentech, Inc. (a)	15,954
300	Gilead Sciences, Inc. (a)	24,831

		70,620

	Industrials - 17.5%
300	Caterpillar, Inc.	23,574
200	Deere & Co.	24,094
400	Emerson Electric Co.	19,380
100	FedEx Corp.	11,162
600	General Electric Co.	22,548
400	Honeywell International, Inc.	23,164
300	United Technologies Corp.	21,165

		145,087

	Information Technology - 22.8%
300	Adobe Systems Inc. (a)	13,224
300	Amdocs, Ltd., (a) (Channel Islands)	11,661
200	Apple Computer, Inc. (a)	24,312
700	BEA Systems, Inc. (a)	8,995
300	Broadcom Corp. - Class A (a)	9,168

800	Cisco Systems, Inc. (a)	21,536
400	Corning, Inc. (a)	10,000
300	eBay, Inc. (a)	9,768
1,400	EMC Corp. (a)	23,646
700	Intel Corp.	15,519
100	International Business Machines Corp.	10,660
225	Qualcomm, Inc.	9,664
300	Texas Instruments, Inc.	10,608
350	Yahoo! Inc. (a)	10,045

		188,806

	Materials - 3.8%
125	Dow Chemical Co. (The)	5,673
200	EI Du Pont de Nemours & Co.	10,464
250	Monsanto Co.	15,400

		31,537

	Telecommunication Services - 5.2%
400	Alltel Corp.	27,408
700	Sprint Nextel Corp.	15,995

		43,403

	Total Common Stock - 93.9% (Cost $678,518)	779,480

	Investment Companies - 6.1%
200	Oil Service HOLDRs Trust	33,910
200	Pharmaceutical HOLDRs Trust (Cost $47,486)	16,982

		50,892

	Total Long-Term Investments (Cost $726,004)	830,372

Contracts (100 shares per contract)	Call Options Purchased (a) - 2.8%	Expiration Date	Exercise Price	Value
10	NASDAQ-100 Trust, Series 1 (Cost $20,070)	January 2008	$25.00	$23,040

	Total Investments - 102.8% (Cost $746,074)			853,412
	Other Assets in excess of Liabilities - 0.2%			1,935
	Total Options Written - (3.0%)			(24,902)

	Net Assets - 100.0%			$830,445

(a)	Non-income producing security.

See notes to financial statements.

Claymore/Fiduciary Strategic Equity Fund

Portfolio of Investments

May 31, 2007 (unaudited)

Contracts (100 shares per contract)		Call Options Written (a)	Expiration Date	Exercise Price	Value
2		Amdocs, Ltd. (Channel Islands)	October 2007	$40.00	$475
1		Altria Group, Inc.	June 2007	70.00	155
2		American International Group, Inc.	August 2007	75.00	180
2		Apple Computer, Inc.	July 2007	105.00	3,580
2		Bank of America Corp.	January 2008	57.50	90
3		Broadcom Corp. - Class A	November 2007	37.50	308
2		CIT Group, Inc.	October 2007	60.00	840
3		Caterpillar, Inc.	November 2007	80.00	1,478
2		Chevron Corp.	September 2007	85.00	510
6		Cisco Systems, Inc.	January 2008	35.00	225
3		Citigroup, Inc.	July 2007	55.00	405
2	*	Comcast Corp. - Class A	January 2008	30.00	427
4		Corning, Inc.	August 2007	25.00	630
3		Coventry Health Care, Inc.	July 2007	60.00	607
1		Deere & Co.	January 2008	105.00	2,190
2		Walt Disney Co. (The)	October 2007	37.50	220
1		Dow Chemical Co. (The)	September 2007	50.00	60
1		EI Du Pont de Nemours & Co.	October 2007	55.00	140
3		eBay, Inc.	October 2007	40.00	165
4		Emerson Electric Co.	September 2007	50.00	620
1		FedEx Corp.	July 2007	120.00	102
2		Gannett Co., Inc.	June 2007	60.00	60
2		Genentech, Inc.	September 2007	95.00	100
1		Gilead Sciences, Inc.	June 2007	85.00	80
1		Gilead Sciences, Inc.	January 2008	80.00	1,085
1		Goldman Sachs Group, Inc.	July 2007	240.00	505
3		Honeywell International, Inc.	July 2007	60.00	315
1		International Business Machines Corp.	July 2007	105.00	400
2		JPMorgan Chase & Co.	June 2007	52.50	90
2		Lehman Brothers Holdings, Inc.	June 2007	75.00	260
1		Merrill Lynch & Co., Inc.	July 2007	90.00	510
2		Monsanto Co.	July 2007	65.00	260
2		Nike, Inc. - Class B	July 2007	57.50	260
3		Nordstrom, Inc.	July 2007	60.00	30
2		Oil Service HOLDRs Trust	June 2007	160.00	2,040
2		PepsiCo. Inc.	October 2007	70.00	375
10		Powershares QQQ	July 2007	46.00	2,270
2		Proctor & Gamble Co.	January 2008	70.00	220
2		Qualcomm, Inc.	July 2007	50.00	45
5		Sprint Nextel Corp.	January 2008	25.00	775
2		Starbucks Corp.	June 2007	30.00	40
1		Target Corp.	January 2008	65.00	440
2		Texas Instruments, Inc.	July 2007	35.00	332
3		United Technologies Corp.	August 2007	70.00	863
2		Walgreen Co.	October 2007	50.00	140

		Total Call Options Written (Premiums received $19,968)			$24,902

(a)	Non-income producing security

*	150 shares per contract

CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND

Statement of Assets and Liabilities

May 31, 2007 (unaudited)

Assets
Investments in securities, at value (cost $746,074)	$853,412
Cash	19,893
Receivable from Adviser	85,909
Receivable for securities sold	8,340
Dividends receivable	1,060
Other assets	1,471

Total assets	970,085

Liabilities
Options written, at value (premiums received of $19,968)	24,902
Payable for securities purchased	8,537
Distributor and affiliates	393
Accrued expenses and other liabilities	105,808

Total liabilities	139,640

Net Assets	$830,445

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$706,164
Net unrealized appreciation on investments and options	102,404
Accumulated net realized gain on investments and options	24,264
Accumulated net investment loss	(2,387)

Net Assets	$830,445

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $772,629 and 44,112 shares of beneficial interest issued and outstanding)	$17.52
Maximum sales charge (5.75%* of offering price)	1.07

Maximum offering price to public	$18.59

Class C Shares:
Net asset value and offering price per share (Based on net assets of $57,816 and 3,342 shares of beneficial interest issued and outstanding)	$17.30

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

6

CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND

Statement of Operations

For the six months ended May 31, 2007 (unaudited)

Investment Income
Dividends	$4,647
Interest	85

Total income		$4,732

Expenses
Shareholder services	23,936
Professional fees	23,365
Registration	8,083
Trustees’ fees and expenses	6,006
Advisory fee	3,950
Printing	3,708
Custody	2,858
Distribution (12b-1) and service fees (attributed to Class A and C of $919 and $275, respectively)	1,194
Insurance	741
Fund accounting	551
Administration fee	158
Miscellaneous	183

Total expenses		74,733
Investment advisory fee waived		3,950
Other expenses waived or reimbursed		63,664

Net expenses		7,119

Net investment loss		(2,387)

Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss):
Investments		28,443
Options		(1,973)
Net change in unrealized appreciation (depreciation) on:
Investments		40,976
Options		(7,159)

Net realized and unrealized gain on investments and options		60,287

Net Increase in Net Assets from Operations		$57,900

See notes to financial statements.

CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND

Statement of Changes in Net Assets

	For the Six Months Ended May 31, 2007 (unaudited)	For the Year Ended November 30, 2006

Operations
Net investment loss	$(2,387)	$(5,677)
Net realized gain on investments and options	26,470	17,361
Net change in unrealized appreciation on investments and options	33,817	41,758

Net increase in net assets resulting from operations	57,900	53,442

Distributions from:
Net investment income	—	(178)

Capital Transactions
Net proceeds from shares sold	3,416	6,786
Cost of shares reinvested	—	178
Cost of shares repurchased	(3,076)	(46)

Net change in net assets from capital transactions	340	6,918

Total increase/(decrease) in net assets	58,240	60,182
Net Assets
Beginning of period	772,205	712,023

End of period (including accumulated net investment loss of $2,387 and $0, respectively)	$830,445	$772,205

See notes to financial statements.

CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND

Class A Financial Highlights

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Six Months Ended May 31, 2007 (unaudited)		For the Year Ended November 30, 2006	For the Period September 30, 2005† through November 30, 2005
Net Asset Value, Beginning of Period	$16.29		$15.16	$15.00

Income from Investment Operations
Net investment income/(loss) (a)	(0.04)		(0.11)	0.01
Net realized and unrealized gain/(loss) on investments and options	1.27		1.24	0.15

Total from investment operations	1.23		1.13	0.16

Distributions from:
Net investment income	—		— **	—

Net Asset Value, End of Period	$17.52		$16.29	$15.16

Total return* (b)	7.55	%***	7.48%	1.07	%***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$773		$718	$661
Ratio of Expenses to Average Net Assets* (c)	1.75%		1.75%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets* (c)	(0.55%)		(0.72%)	0.21%
Portfolio turnover rate	68	%***	68%	17	%***
* If certain expenses had not been wiaved or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	18.87%		35.98%	73.32%
Ratio of Net Investment Loss to Average Net Assets (c)	(17.67%)		(34.95%)	(71.36%)

**	Amount is less than $0.01.

***	Non-annualized

†	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND

Class C Financial Highlights

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Six Months Ended May 31, 2007 (unaudited)	For the Year Ended November 30, 2006	For the Period September 30, 2005† through November 30, 2005
Net Asset Value, Beginning of Period	$16.15	$15.14	$15.00

Income from Investment Operations
Net investment loss (a)	(0.11)	(0.23)	(0.01)
Net realized and unrealized gain/(loss) on investments and options	1.26	1.24	0.15

Total from investment operations	1.15	1.01	0.14

Net Asset Value, End of Period	$17.30	$16.15	$15.14

Total return* (b)	7.12%**	6.67%	0.93	%**
Ratios and Supplemental Data
Net assets, end of period (thousands)	$58	$54	$51
Ratio of Expenses to Average Net Assets* (c)	2.50%	2.50%	2.50%
Ratio of Net Investment Loss to Average Net Assets* (c)	(1.30%)	(1.47%)	(0.54%)
Portfolio turnover rate	68%**	68%	17	% **
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	19.62%	36.73%	74.07%
Ratio of Net Investment Loss to Average Net Assets (c)	(18.42%)	(35.70%)	(72.11%)

**	Non-annualized

†	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum CDSC of 1% charged on certain redemptions made within the first 12 months of purchase and a CDSC of 0.50% charged on certain redemptions made within months 13-18 (applicable to shares purchased after March 31, 2006). If the CDSC was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

Claymore/Fiduciary Strategic Equity Fund

Notes to Financial Statements

As of May 31, 2007 (unaudited)

Note 1 - Organization:

Claymore/Fiduciary Strategic Equity Fund (the “Fund”) is organized as a separate diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide capital appreciation and, to a lesser extent, income and gains. The Fund seeks to achieve its investment objective by combining a diversified portfolio of equity securities and writing (selling) options on a substantial portion of its portfolio securities. The Fund commenced investment operations on September 30, 2005, with two classes of shares, Class A and Class C.

Note 2 - Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Equity securities traded on an exchange for which there are no sales on a given day are valued at the mean of the most recent bid and asked price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange-traded options and other derivative contracts are valued at the mean between the bid and the asked prices on the primary exchange on which they are traded. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Options

The Fund will employ an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to produce income and gains primarily from the premiums it receives from writing (selling) options, from dividends received from securities held in the portfolio and from capital appreciation in the value of equity securities.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline by more than the amount of the premium received on the option written. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) Distributions to Shareholders

The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on written options. Realized short-term capital gains and premiums received on written options are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gain to distributions

Note 3 - Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, and oversee the activities of Fiduciary Asset Management, LLC (the Fund’s “Sub-Adviser”), for a fee, payable monthly, equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.75% and 2.50% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2009, at which time it is eligible for renewal. For the period ended May 31, 2007, the Adviser waived all of its advisory fees and reimbursed other expense of approximately $63,700. For a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. As of May 31, 2007, the amount of these potentially recoverable expenses was approximately $501,700.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and pays the compensation of all officers of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily net assets.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

NET ASSETS	RATE
First $200,000,000	0.04%
Next $300,000,000	0.03%
Next $500,000,000	0.02%
Over $1,000,000,000	0.01%

For the period ended May 31, 2007, the Adviser waived all of its Administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 - Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on tax components of investments as of May 31, 2007 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$746,252	$110,330	($3,170)	$107,160

As of November 30, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $1,844, which expires between November 30, 2013 and November 30, 2014. Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The differences between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral on straddle losses.

The tax character of distributions paid during the year ended November 30, 2006, as reflected in the Statement of Changes in Net Assets, of $178 was ordinary income.

Note 5 - Capital Transactions:

For the six months ended May 31, 2007 and the period ended November 30, 2006, capital transactions were as follows:

	For the six months ended May 31, 2007		For the year ended November 30, 2006
	Shares	Value	Shares	Value
Sales:
Class A	210	$3,416	439	$6,786
Class C	—	—	—	—

Total Sales	210	$3,416	439	$6,786

Dividend Reinvestment:
Class A	—	$—	12	$178
Class C	—	—	—	—

Total Dividend Reinvestment	—	$—	12	$178

Repurchases:
Class A	(180)	$(3,077)	(3)	$(46)
Class C	—	—	—	—

Total Repurchases	(180)	$(3,077)	(3)	$(46)

At May 31, 2007, Claymore Securities, Inc., an affiliate of the Adviser, owned 3,343 shares of Class A and 3,342 of Class C shares, and Fiduciary Asset Management, LLC owned 40,000 shares of Class A.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $1 in redemption fees during the period, which have been netted with cost of shares repurchased on the statement of changes.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within the first 12 months of the purchase for Class C Shares. A CDSC of 0.50% will be imposed on most redemptions made within months 13-18 of the purchase of Class C Shares. Sales charges do not represent expenses to the Fund.

Note 6 - Investment Transactions:

For the period ended May 31, 2007, purchases and sales of investments, excluding written options and short-term investments, were $547,869 and $566,354, respectively.

The Fund entered into written option contracts during the period ended May 31, 2007. Details of the transactions were as follows:

Written Options	Number of Contracts	Premiums Received
Beginning Options Balance	115	$18,945
Options written during the period	283	45,253
Options expired during the period	(20)	(2,853)
Options closed during the period	(272)	(41,377)

Options outstanding, end of period	106	$19,968

Note 7 - Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A Shares and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc., which were approximately $1,200 for the period ended May 31, 2007.

Note 8 - Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - Recent Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculation as late as the fund’s last NAV calculation on the first semi-annual financial statement reporting period. As a result the Fund will incorporate FIN 48 in their semi-annual report on May 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Valuation Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 17, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Note 10 - Subsequent Event

On June 4, 2007 the Board of Trustees approved the redemption of all of the outstanding shares of the Fund as of June 22, 2007. As a result, the Fund was liquidated on June 22, 2007.

Supplemental Information (unaudited)

Trustees

The Trustees of the Claymore/Fiduciary Strategic Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	34	Trustee of five Canadian investment companies in the Claymore Canada fund complex.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	37	None.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	34	None

Interested Trustees:
Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. Formerly Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999)	37	None

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Trustees serve until their successors have been duly elected.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877)252-9667.

Officers

The Officers of the Claymore/Fiduciary Strategic Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Formerly, Chief Financial Officer (2005-2006) Claymore Group Inc. Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Vice President of Claymore Securities, Inc.; Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005)

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Securities, Inc. Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005); and Vice President of Product Development at Stein Roe & Farnham (1995-1999).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Fund Information

Board of Trustees	Investment Adviser
Randall C. Barnes	Claymore Advisors, LLC
Nicholas Dalmaso*	Lisle, Illinois
Ronald A. Nyberg
Ronald E. Toupin, Jr.	Investment Sub-Adviser
Fiduciary Asset Management, LLC
Officers	St. Louis, Missouri
Nicholas Dalmaso
Chief Legal and Executive Officer	Distributor and Servicing Agent
Claymore Securities, Inc.
Steven M. Hill	Lisle, Illinois
Chief Financial Officer, Chief
Accounting Officer and Treasurer	Custodian and Fund Accounting Agent
Bank of New York
Melissa Nguyen	New York, New York
Secretary
Transfer Agent
William Belden	U.S. Bancorp Fund Services, LLC
Vice President	Milwaukee, Wisconsin
James Howley	Legal Counsel
Assistant Treasurer	Vedder, Price, Kaufman & Kammholz P.C.
Chicago, Illinois
Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

*	Trustee is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore/Fiduciary Strategic Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore/Fiduciary Strategic Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2(a) of the Investment Company Act.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Trust

By:	/S/ NICHOLAS DALMASO

Name:	Nicholas Dalmaso

Title:	Chief Legal and Executive Officer

Date: August 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ NICHOLAS DALMASO

Name:	Nicholas Dalmaso

Title:	Chief Legal and Executive Officer

Date: August 7, 2007

By:	/S/ STEVEN M. HILL

Name:	Steven M. Hill

Title:	Treasurer and Chief Financial Officer

Date: August 7, 2007